EXHIBIT 23.1


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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Donegal Group Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus contained in the Registration Statement.



                                /s/KPMG LLP
                                KPMG LLP


Philadelphia, Pennsylvania
August 28, 2001



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